American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement
AC Alternatives Emerging Opportunities Total Return Fund
Supplement dated June 20, 2019 ■ Summary Prospectus and Prospectus dated March 1, 2019

The Board of Directors has approved a plan of liquidation for the AC Alternatives Emerging Opportunities Total Return Fund. Under the plan, the liquidation date of the fund will be August 23, 2019.
The fund will be closed to all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on July 15, 2019.
To prepare for the closing and liquidation of the fund, the fund’s portfolio managers plan to increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. In doing so, the portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the fund will not be pursuing its stated investment objectives.

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